UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2004

THE OILGEAR COMPANY

(Exact name of Registrant as specified in its charter)

Wisconsin	000-00822	39-0514580
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 South 51st Street
Post Office Box 343924
Milwaukee, Wisconsin		53234-3924
(Address of principal executive offices)		(Zip Code)

(414) 327-1700

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 15, 2004, the Company issued a press release reporting the Company’s financial results and related information for the third fiscal quarter and year-to-date ended September 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release dated November 15, 2004, reporting the Company’s financial results and related information for the third fiscal quarter and year-to-date ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2004	THE OILGEAR COMPANY
	By:	/s/ David A. Zuege
David A. Zuege, President and
Chief Executive Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report: November 15, 2004

Exhibit		Furnished
Number	Description	Herewith
99.1	Press Release dated November 15, 2004, issued by the Registrant	X